Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2012
Goodwill and other intangible assets

10. Goodwill and other intangible assets

Capitalized software development cost and other intangible assets as of December 31, 2011 and 2012 consist of the following:

	At December 31, 2011								At December 31, 2012
	Gross Carrying Amount		Accumulated Amortization		Accumulated Impairment		Net Carrying Amount		Gross Carrying Amount		Accumulated Amortization		Accumulated Impairment		Net Carrying Amount
	(In millions of Korean Won)
Capitalized software development cost	￦	26,707	￦	(7,771)	￦	—	￦	18,936	￦	29,010	￦	(11,623)	￦	—	￦	17,387
Acquired intangible assets
Product technology		18,382		(9,292)		(2,384)		6,706		18,536		(11,565)		(4,609)		2,363
IPR&D technology		8,503		—		—		8,503		8,503		—		(8,503)		—
Trademarks		503		(323)		—		180		520		(350)		—		170
Others		1,522		(362)		(799)		361		2,204		(690)		(1,026)		487

Total	￦	55,617	￦	(17,748)	￦	(3,183)	￦	34,686	￦	58,773	￦	(24,228)	￦	(14,138)	￦	20,407

The Company capitalized ￦4,243 million, ￦5,261 million and ￦2,303 million of R&D costs in accordance with ASC 985, Costs of Software to be Sold, Leased, or Marketed in 2010, 2011 and 2012, respectively.

All of the Company’s intangible assets other than goodwill and IPR&D are subject to amortization. No significant residual value is estimated for the intangible assets. Aggregate amortization expenses for intangible assets for the years ended December 31, 2010, 2011 and 2012 were ￦2,099 million, ￦2,631 million and ￦6,479 million, respectively.

The Company recognized impairment losses of ￦2,384 million and ￦2,225 million for product technology (Dragonica and Jeweled Planet) in 2011 and 2012, respectively. Impairment charges amounting to ￦799 million and ￦227 million for other intangible assets were recognized in 2011 and 2012, respectively. Additionally, the Company recognized an impairment loss of ￦8,503 million for IPR&D technology (East Road) in 2012.

Despite the Company’s various efforts, a significant decrease in revenue of Dragonica was noted in the fourth quarter of 2011 and third quarter of 2012, which were trigger events for the impairment analysis of Dragonica. As the carrying amount of Dragonica exceeded the sum of its estimated undiscounted future cash flows from future use, Dragonica was considered impaired. The Company recognized impairment losses of ￦2,384 million and ￦2,161 million for Dragonica in 2011 and 2012, respectively.

Eternal Destiny was commercially launched in August 2011, but did not gain popularity in market. The Company ceased offering commercial service in November 2011, which was a triggering event for the impairment of Eternal Destiny. As the carrying amount of Eternal Destiny exceeded the sum of its estimated undiscounted future cash flows from future use, Eternal Destiny was considered impaired. An impairment charge amounting to ￦799 million was recognized in 2011, as the carrying amount of Eternal Destiny exceeded its fair value.

In addition, the Company decided to cease its development of East Road due to the low likelihood that the game will be commercially successful, which triggered impairment of East Road in 2012. As the carrying amount of East Road exceeded the sum of its estimated undiscounted future cash flows from future use, East Road was considered impaired in 2012. The Company recognized an impairment loss of ￦8,503 million, since the carrying amount before the recognition of impairment loss exceeded its fair value. An impairment loss of ￦227 million was recognized for other intangible assets due to the significant decrease in revenue related to such assets in 2012.

Changes in goodwill balances for the years ended December 31, 2010, 2011 and 2012 are as follows:

	2010		2011		2012
	(In millions of Korean Won)
Balance at beginning of the year
Goodwill	￦	1,451	￦	8,232	￦	8,232
Accumulated impairment losses		(241)		(241)		(755)

		1,210		7,991		7,477

Impairment losses		—		(514)		(3,614)
Acquisition in the business combination		6,781		—		—
Balance at end of the year
Goodwill		8,232		8,232		8,232
Accumulated impairment losses		(241)		(755)		(4,369)

	￦	7,991	￦	7,477	￦	3,863

As described in Note 2, the Company performed an annual impairment test for goodwill at each reporting unit, NeoCyon, Inc. (“NeoCyon”) and Gravity Games Corp., using data as of December 31, 2012. Prior to performing the two-step impairment test for goodwill, the Company performed a qualitative assessment for the reporting units of NeoCyon and Gravity Games Corp. Given that the result of the previous year’s impairment analysis indicated that the fair value of the business reporting unit of NeoCyon was significantly greater than its carrying value and the fact that there were no adverse events or circumstances identified which would affect the fair value of the reporting unit of NeoCyon, the Company concluded not to perform the two-step impairment test for the reporting unit NeoCyon as it is more likely than not that its fair value is greater than its carrying amount.

In performing the impairment analysis for Gravity Games Corp., the Company used the income approach to determine the fair value of the reporting unit. The fair value was determined based on the present value of estimated future cash flows, discounted at a risk-adjusted rate. The Company used internal forecasts to estimate future cash flows and included an estimate of long-term future growth rates based on the most recent views of the long-term outlook for Gravity Games Corp. The Company derived the discount rates by applying a capital asset pricing model.

As of December 31, 2012, the fair value of the business reporting unit for Gravity Games Corp. was determined to be lower than the book value of the business reporting unit for Gravity Games Corp. Therefore, in 2012, the Company recorded an impairment loss of ￦3,614 million in the reporting unit of Gravity Games Corp.

The impairment was due to declines in projected future revenues as compared to the projections of revenue used for the 2011 annual impairment test, which was a reflection of the discontinuance of its development on East Road.

During the fiscal year ended December 31, 2011, the Company recorded an impairment loss of ￦514 million for the Gravity Games Corp. reporting unit due to the decline in the fair value of the reporting unit and a decline in projected future revenues.

Expected amortization expenses related to the current net carrying amount of intangible assets are as follows:

	(In millions of Korean Won)
2013	￦	5,729
2014		5,134
2015		4,793
2016		4,027
2017 and thereafter		724

	￦	20,407